SEMI-ANNUAL REPORT for the six months ended April 30, 1997

AMERICAN MUTUAL FUND

[photo:  field of poppies]

[The American Funds Group(r)]

AMERICAN MUTUAL FUND(R)
Strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

ABOUT OUR COVER
A field of golden poppies in California's Mojave Desert.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the fund's average annual compound returns with all distributions reinvested for periods ended March 31, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods (sales charges are lower for accounts of $50,000 or more): 10 years: +11.16%; five years: +12.96%; 12 months: +7.64%.
The fund's 30-day yield as of May 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 2.74%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


FELLOW INVESTORS:

Buoyed by a healthy economy, rising corporate profits and continued low inflation, American Mutual Fund posted a sizable gain during the first half of its 1997 fiscal year. For the six months ended April 30, the value of your investment rose 8.8% if, like most shareholders, you reinvested the two income dividends totaling 41 cents a share and the capital gain distribution of $1.61 paid in December.

Over the six months, the unmanaged Standard & Poor's 500 Composite Index gained 14.7% with dividends reinvested. As many of you know, it has not been unusual for AMF, with its conservative investment approach, to trail the fully invested S&P 500 when it is advancing sharply or to give up less ground when the index declines. But given the difference between AMF's recent results and those of the index, we think a more detailed discussion of the current market environment is in order.

[Pull Quote]
It is not unusual for AMF to trail the S&P 500 when the index is advancing sharply or to give up less ground when the index declines.
[End Pull Quote]

According to Lipper Analytical Services, a firm which measures mutual fund results, only about 4% of all U.S. equity funds and 6% of all U.S. growth and income funds outpaced the index during the six-month period. As for the S&P 500 itself, relatively few stocks have been making a meaningful contribution to its strong advance over the last six months, and nearly 30% posted negative returns over that period.

What is happening is that the largest stocks in the index are having an extraordinary impact on its return. In fact, during the first fiscal half, the 10 largest stocks in the index had an average gain of 30.4% and accounted for nearly one-third of the S&P 500's total return. Many of these companies pay low dividends or no dividends at all. Particularly at this time of historically low stock dividend yields in general, such investments do not help achieve AMF's income objective. Your fund's income return is more than half again above that of the S&P.

Despite the current investment popularity of many of the largest stocks in the index, we continue to focus our efforts on what we feel are the most attractive long-term values and, in American Mutual Fund, strive for the balanced accomplishment of current income, capital growth and conservation of principal.

We look forward to reporting to you again in three months.

Cordially,

[/s/ James K. Dunton]
James K. Dunton
Chairman of the Board

[/s/ Robert G. O'Donnell]
Robert G. O'Donnell
President

June 12, 1997


AMERICAN MUTUAL FUND Investment Portfolio   (unaudited)
April  30, 1997

[pie chart]
LARGEST INDUSTRY HOLDINGS*

Banking                13.09%
Energy Sources          8.08%
Telecommunications      7.80%
Health & Personal Care  6.38%
Chemicals               3.86%
Other Industries       35.06%
Bonds, Notes, Cash &
Equivalents            25.73%
[end pie chart]


LARGEST INDIVIDUAL COMMON STOCK HOLDINGS         Percent of Net Assets

Amoco                                            2.52%
DuPont                                           2.51
Ameritech                                        2.42
AT&T                                             2.09
SBC Communications                               1.47
Fleet Financial                                  1.39
Merck                                            1.31
American Home Products                           1.27
Schering-Plough                                  1.24
Atlantic Richfield                               1.19

*Percentages do not include certain stocks in initial period of acquisition.



                                                                             Market      Percent
COMMON STOCKS                                                                 Value       of Net
(common and preferred stocks)                                   Shares   (Millions)       Assets
                                                            ----------- -----------  -----------
Energy
Energy Sources- 5.56%
Amoco Corp.                                                   2,500,000     $209.063       2.52%
Ashland Inc.                                                  1,474,200       65.786          .79
Atlantic Richfield Co.                                          725,000       98.691         1.19
Exxon Corp.                                                     950,000       53.794          .65
Pennzoil Co.                                                    678,700       33.426          .40
Phillips Petroleum Co.                                        2,000,000       78.750          .95
Royal Dutch Petroleum Co.
 (New York Registered Shares)                                   525,000       94.631         1.14
Texaco Inc.                                                     350,000       36.925          .44

Utilities: Electric & Gas- 3.40%
American Electric Power Co., Inc.                               200,000        8.100          .10
Carolina Power & Light Co.                                      200,000        6.800          .08
Central and South West Corp.                                  2,300,000       46.287          .56
Consolidated Edison Co. of New York, Inc.                     1,900,000       52.725          .63
Dominion Resources, Inc.                                        150,000        5.156          .06
Duke Power Co.                                                  800,000       35.100          .42
Entergy Corp.                                                 1,100,000       25.713          .31
FPL Group, Inc.                                                 700,000       31.237          .38
Houston Industries Inc.                                       1,100,000       22.000          .26
PG&E Corp.                                                    1,600,000       38.400          .47
Union Electric Co.                                              300,000       10.688          .13
                                                                        -----------       ------
                                                                             953.272         8.96
                                                                        -----------       ------
Materials
Chemicals- 3.86%
Air Products and Chemicals, Inc.                                200,000       14.350          .17
Dow Chemical Co.                                                700,000       59.413          .72
E.I. du Pont de Nemours and Co.                               1,962,500      208.270         2.51
Monsanto Co.                                                    900,000       38.475          .46

Forest Products & Paper- 2.12%
Georgia-Pacific Corp.                                           450,000       35.100          .42
International Paper Co.                                       1,000,000       42.250          .51
Rayonier Inc.                                                    50,000        2.019          .02
Union Camp Corp.                                                900,000       43.762          .53
Westvaco Corp.                                                  900,000       25.200          .30
Weyerhaeuser Co.                                                610,000       27.908          .34

Metals: Nonferrous- 0.42%
Aluminum Co. of America                                         500,000       34.937          .42

Metals: Steel- 0.24%
Worthington Industries, Inc.                                  1,050,000       19.819          .24

                                                                        -----------       ------
                                                                             551.503         6.64
                                                                        -----------       ------
Capital Equipment
Aerospace & Military Technology- 1.39%
Boeing Co.                                                      100,000        9.863          .12
General Motors Corp., Class H                                   250,000       13.437          .16
Raytheon Co.                                                    925,000       40.353          .49
Sundstrand Corp.                                                750,000       36.562          .44
United Technologies Corp.                                       200,000       15.125          .18

Construction & Housing- 0.15%
Stone & Webster, Inc.                                           325,000       12.431          .15

Data Processing & Reproduction- 1.52%
International Business Machines Corp.                           500,000       80.375          .97
Xerox Corp.                                                     750,000       46.125          .55

Electrical & Electronic- 1.24%
Emerson Electric Co.                                            500,000       25.375          .31
Hubbell Inc., Class B                                           720,000       31.320          .38
Lucent Technologies Inc.                                        770,000       45.526          .55

Electronic Components- 0.28%
Motorola, Inc.                                                  400,000       22.900          .28

Industrial Components- 1.71%
Dana Corp.                                                      700,000       22.312          .27
Federal-Mogul Corp.                                             350,000        9.669          .12
Goodyear Tire & Rubber Co.                                      700,000       36.837          .44
TRW Inc.                                                      1,400,000       72.975          .88

Machinery & Engineering- 2.41%
Briggs & Stratton Corp.                                         629,100       30.905          .37
Caterpillar Inc.                                              1,094,000       97.366         1.17
Deere & Co.                                                   1,564,200       71.953          .87
                                                                        -----------       ------
                                                                             721.409         8.70
                                                                        -----------       ------
Consumer Goods
Automobiles- 0.92%
Ford Motor Co., Class A                                       2,200,000       76.450          .92

Beverages- 0.50%
PepsiCo, Inc.                                                 1,182,000       41.222          .50

Food & Household Products- 1.89%
Colgate-Palmolive Co.                                           200,000       22.200          .27
ConAgra, Inc.                                                   400,000       23.050          .28
CPC International Inc.                                          185,000       15.286          .18
General Mills, Inc.                                             750,000       46.500          .56
Kellogg Co.                                                     200,000       13.950          .17
Procter & Gamble Co.                                            175,000       22.006          .26
Unilever NV                                                      70,000       13.738          .17

Health & Personal Care- 6.38%
American Home Products Corp.                                  1,600,000      106.000         1.27
Bristol-Myers Squibb Co.                                        550,000       36.025          .43
Johnson & Johnson                                               500,000       30.625          .37
Kimberly-Clark Corp.                                            660,000       33.825          .41
Eli Lilly and Co.                                               400,000       35.150          .42
Merck & Co., Inc.                                             1,200,000      108.600         1.31
Pharmacia & Upjohn, Inc.                                        647,500       19.182          .23
Schering-Plough Corp.                                         1,285,000      102.800         1.24
Warner-Lambert Co.                                              591,300       57.947          .70

Textiles & Apparel- 0.43%
VF Corp.                                                        500,000       36.063          .43
                                                                        -----------       ------
                                                                             840.619        10.12
                                                                        -----------       ------
Services
Broadcasting & Publishing- 1.49%
Gannett Co., Inc.                                               450,000       39.262          .47
Reader's Digest Assn., Inc.                                   1,789,500       41.159          .49
Tribune Co.                                                   1,000,000       43.875          .53

Business & Public Services- 3.16%
Browning-Ferris Industries, Inc.                              2,470,000       70.086          .84
Cognizant Corp.                                               1,100,000       35.887          .43
Dun & Bradstreet Corp.                                          400,000        9.850          .12
Electronic Data Systems Corp.                                 1,010,000       33.709          .41
Moore Corp. Ltd.                                              3,012,500       60.627          .73
Pitney Bowes Inc.                                               400,000       25.600          .31
Waste Management, Inc.                                          900,000       26.437          .32

Leisure & Tourism- 0.45%
Marriott International, Inc.                                    675,000       37.294          .45

Merchandising- 2.23%
J. C. Penney Co., Inc.                                        1,629,100       77.790          .94
Wal-Mart Stores, Inc.                                         3,250,000       91.812         1.10
Walgreen Co.                                                    341,200       15.695          .19

Telecommunications- 7.80%
Ameritech Corp.                                               3,286,400      200.881         2.42
AT&T Corp.                                                    5,175,000      173.362         2.09
Bell Atlantic Corp.                                             200,000       13.550          .16
GTE Corp.                                                       800,000       36.700          .44
SBC Communications Inc.                                       2,197,175      121.943         1.47
Sprint Corp.                                                    900,000       39.488          .48
U S WEST Communications Group                                 1,750,000       61.469          .74

Transportation: Rail & Road- 1.75%
Norfolk Southern Corp.                                          955,000       85.831         1.03
Union Pacific Corp.                                             950,000       60.562          .72
                                                                        -----------       ------
                                                                           1,402.869        16.88
                                                                        -----------       ------
Finance
Banking- 13.09%
AmSouth Bancorporation                                        1,000,000       52.750          .64
Banc One Corp.                                                2,100,000       88.987         1.07
BankAmerica Corp.                                               250,000       29.219          .35
Bankers Trust New York Corp.                                    400,000       32.550          .39
Chase Manhattan Corp.                                           700,000       64.837          .78
Comerica Inc.                                                 1,200,000       70.200          .85
CoreStates Financial Corp.                                    1,200,000       60.750          .73
Crestar Financial Corp.                                         800,000       29.600          .36
First Chicago NBD Corp.                                       1,200,000       67.500          .81
First Security Corp.                                          1,425,000       50.766          .61
First Union Corp.                                               319,500       26.838          .32
Firstar Corp.                                                 2,000,000       58.750          .71
Fleet Financial Group, Inc.                                   1,900,000      115.900         1.39
Huntington Bancshares Inc.                                    1,155,000       33.062          .40
KeyCorp                                                         400,000       20.850          .25
J.P. Morgan & Co. Inc.                                          450,000       45.844          .55
PNC Bank Corp.                                                2,300,000       94.588         1.14
U.S. Bancorp                                                    650,000       37.131          .45
Wachovia Corp.                                                1,106,300       64.719          .78
Wells Fargo & Co.                                               160,000       42.680          .51

Financial Services- 1.22%
Beneficial Corp.                                                350,000       22.400          .27
Federal National Mortgage Assn.                               1,180,000       48.528          .58
Household International, Inc.                                   350,000       30.800          .37

Insurance- 2.98%
Allstate Corp.                                                  800,000       52.400          .63
American General Corp.                                          960,000       41.880          .51
Lincoln National Corp.                                          600,000       33.600          .41
Marsh & McLennan Companies, Inc.                                250,000       30.125          .36
SAFECO Corp.                                                  1,300,000       52.000          .63
St. Paul Companies, Inc.                                        550,000       36.850          .44
                                                                        -----------       ------
                                                                           1,436.104        17.29
                                                                        -----------       ------
Multi-Industry & Miscellaneous
Multi-Industry- 1.57%
AlliedSignal Inc.                                               400,000       28.900          .35
Harsco Corp.                                                    100,000        3.688          .04
Minnesota Mining and Manufacturing Co.                          200,000       17.400          .21
Tenneco Inc.                                                    900,000       35.887          .43
Textron Inc.                                                    400,000       44.550          .54
                                                                        -----------       ------
                                                                             130.425         1.57
                                                                        -----------       ------
Miscellaneous- 1.59%
Stocks in initial period of acquisition                                      132.186         1.59
                                                                        -----------       ------
TOTAL COMMON STOCKS (cost:
 $3,862.867 million)                                                       6,168.387        71.75
                                                                        -----------       ------

BONDS AND NOTES                                               Principal
                                                                 Amount
Corporate- 0.15%                                            -----------
J.C. Penney Co., Inc. 9.05% 2001                            $12,000,000       12.811          .15
                                                                        -----------       ------

U.S. Treasury Obligations- 2.96%
12.375% May 2004                                             50,000,000       65.750          .79
11.75% February 2001                                         50,000,000       58.640          .71
8.25% July 1998                                              60,000,000       61.501          .74
5.125% April 1998                                            60,000,000       59.512          .72


                                                                        -----------       ------
                                                                             245.403         2.96
                                                                        -----------       ------
TOTAL BONDS AND NOTES (cost: $274.722 million)                               258.214         3.11
                                                                        -----------       ------
TOTAL INVESTMENT SECURITIES (cost: $4,137.589
 million)                                                                  6,426.601        74.86
                                                                        -----------       ------

SHORT-TERM SECURITIES
Corporate Short-Term Notes- 13.92%
American Express Credit Corp. 5.50%-5.56%
 due 5/14-6/30/97                                            63,900,000       63.510          .76
Ameritech Corp. 5.49%-5.54% due 5/07-6/19/97                 80,500,000       80.007          .96
BellSouth Telecommunications, Inc. 5.52%-5.56%
due 6/10-6/18/97                                             48,700,000       48.382          .58
Coca-Cola Co. 5.48%-5.52% due 5/22-6/9/97                    73,700,000       73.361          .88
John Deere Capital Corp. 5.25%-5.55% due 5/7-6/11/97         55,500,000       55.361          .67
E.I. du Pont de Nemours and Co. 5.33%-5.48%
 due 5/27-6/25/97                                            78,200,000       77.771          .94
Ford Motor Credit Co. 5.56%-5.61% due 5/19-7/10/97           75,300,000       74.674          .90
General Electric Capital Corp. 5.55%-5.62% due 6/11-7/9/97   86,300,000       85.521         1.03
IBM Credit Corp. 5.54%-5.59% due 6/17-7/7/97                 77,200,000       76.553          .92
Lucent Technologies Inc.5.30%-5.56% due 5/1-7/8/97           73,600,000       73.171          .88
Monsanto Co. 5.31%-5.63% due 5/13-6/23/97                    58,900,000       58.574          .71
J.C. Penney Funding Corp. 5.27%-5.30% due 5/2-5/21/97*       76,000,000       75.811          .91
PepsiCo, Inc. 5.50% due 5/27-6/24/97                         50,600,000       50.304          .61
Procter & Gamble Co. 5.22%-5.51% due 5/6-6/3/97              72,700,000       72.477          .87
Sara Lee Corp. 5.54% due 6/25/97                             70,000,000       69.396          .84
Warner-Lambert Co. 5.28%-5.32% due 6/2-6/6/97                65,000,000       64.643          .78
Weyerhaeuser Co. 5.32%-5.55% due 5/6-6/4/97                  56,300,000       56.065          .68

Federal Agency Short-Term Obligations- 6.16%
Federal Home Loan Bank 5.20%-5.50% due 5/8-7/2/97           128,660,000      128.199         1.54
Federal Home Loan Mortgage Corp. 5.18%-5.33%
 due 5/9-6/16/97                                               236025000     235.140         2.83
Federal National Mortgage Assn. 5.18%-5.54%
 due 5/14-7/18/97                                           149,800,000      148.744         1.79

U.S. Treasury Short-Term Securities - 1.60%
6.00%-8.125% due 6/30/97-2/15/98                            132,000,000      133.071         1.60

                                                                        -----------       ------
TOTAL SHORT-TERM SECURITIES (cost: $1,809.002
 million)                                                                  1,800.735        21.68
Excess of cash and receivables over payables                                  77.867          .94
                                                                        -----------       ------
TOTAL SHORT-TERM SECURITIES, CASH AND
 RECEIVABLES, NET OF PAYABLES                                              1,878.602        22.62
                                                                        -----------       ------
NET ASSETS                                                                $8,305.203     97.48%
                                                                        ===========       ======

*Purchased in a private placement transaction, resale to the public may require registration or sale only to qualified institutional buyers.

 See Notes to Financial Statements

American Mutual Fund  Financial Statements                                    Unaudited
--------------------------------------------------   ------------          ------------
Statement of Assets and Liabilities                                         (dollars in
April 30, 1997                                                                millions)
--------------------------------------------------   ------------          ------------
Assets:
Investment securities at market
 (cost: $4,137.589)                                                          $6,426.601
Short-term securities
 (cost: $1,809.002)                                                           1,800.735
Cash                                                                               .371
Receivables for-
 Sales of investments                                     $66.160
 Sales of fund's shares                                     4.195
 Dividends and accrued interest                            22.189                92.544
                                                     ------------          ------------
                                                                              8,320.251
Liabilities:
Payables for-
 Purchases of investments                                   6.155
 Repurchases of fund's shares                               4.003
 Management services                                        1.981
 Accrued expenses                                           2.909                15.048
                                                     ------------          ------------
Net Assets at April 30, 1997-
 Equivalent to $26.75 per share on
 310,446,549 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--500,000,000 shares)                                          $8,305.203
                                                                      =================

--------------------------------------------------   ------------          ------------
Statement of Operations                                                     (dollars in
for the six months ended April  30, 1997                                      millions)
--------------------------------------------------   ------------          ------------
Investment Income:
Income:
 Dividends                                             $   87.432
 Interest                                                  57.741              $145.173
                                                     ------------
Expenses:
 Management services fee                                   11.739
 Distribution expenses                                      8.499
 Transfer agent fee                                         2.224
 Reports to shareholders                                     .260
 Registration statement and
  prospectus                                                 .309
 Postage, stationery and supplies                            .491
 Directors' fees                                             .098
 Auditing and legal fees                                     .053
 Custodian fee                                               .089
 Taxes other than federal income tax                         .113
 Other expenses                                              .080                23.955
                                                     ------------          ------------
 Net investment income                                                          121.218
                                                                           ------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                              374.096
 Net increase in unrealized appreciation on
  investments:
  Beginning of period                                   2,099.255
  End of period                                         2,280.745               181.490
                                                     ------------          ------------
  Net realized gain and increase in unrealized
   appreciation on investments                                                  555.586
                                                                           ------------
Net Increase in Net Assets Resulting
 from Operations                                                               $676.804
                                                                           ============
See Notes to Financial Statements

--------------------------------------------------   ------------          ------------
Statement of Changes in Net Assets                                          (dollars in
                                                                              millions)
--------------------------------------------------   ------------          ------------
                                                       Six months            Year ended
                                                  ended April 30,           October 31,
                                                            1997*                   1996
                                                     ------------          ------------
Operations:
Net investment income                                 $   121.218           $   241.501
Net realized gain on investments                          374.096               477.701
Net increase in unrealized appreciation
 on investments                                           181.490               515.734
                                                     ------------          ------------
 Net increase in net assets
  resulting from operations                               676.804             1,234.936
                                                     ------------          ------------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                     (122.808)             (238.662)
Distributions from net realized
 gain on investments                                     (468.837)             (311.944)
                                                     ------------          ------------
 Total dividends and distributions                       (591.645)             (550.606)
                                                     ------------          ------------
Capital Share Transactions:
Proceeds from shares sold:
 17,350,872 and 34,457,011
 shares, respectively                                     459.807               865.021
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 20,931,044 and 20,031,287
 shares, respectively                                     536.621               491.254
Cost of shares repurchased:
 20,148,185 and 33,206,353
 shares, respectively                                    (535.460)             (833.613)
                                                     ------------          ------------
 Net increase in net assets
  resulting from capital share
  transactions                                            460.968               522.662
                                                     ------------          ------------
Total Increase in Net Assets                              546.127             1,206.992

Net Assets:
Beginning of period                                     7,759.076             6,552.084
                                                     ------------          ------------
End of period (including undistributed
 net investment income: $43.148
 and $44.738, respectively)                            $8,305.203            $7,759.076
                                                     ============          ============


*Unaudited

 See Notes to Financial Statements

Notes to Financial Statements

1. American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives-current income, capital growth and conservation of principal-through investments in companies that participate in the growth of the American economy. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Common Stocks traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $89,000 includes $13,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of April 30, 1997, net unrealized appreciation on investments for federal income tax purposes aggregated $2,282,101,000, of which $2,391,314,000 related to appreciated securities and $109,213,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended April 30, 1997. The cost of portfolio securities for federal income tax purposes was $5,945,235,000 at April 30, 1997.

3. The fee of $11,739,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.384% of the first $1 billion of average net assets; 0.33% of such assets in excess of $1 billion but not exceeding $2 billion; 0.294% of such assets in excess of $2 billion but not exceeding $3 billion; 0.27% of such assets in excess of $3 billion but not exceeding $5 billion; 0.252% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.24% of such assets in excess of $8 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended April 30, 1997, distribution expenses under the Plan were $8,499,000. As of April 30, 1997, accrued and unpaid distribution expenses were $2,619,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,224,000. American Funds
Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,543,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of April 30, 1997, aggregate amounts deferred and earnings thereon were $266,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of April 30, 1997, accumulated undistributed net realized gain on investments was $361,740,000 and additional paid-in capital was $5,309,123,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $589,859,000 and $986,717,000, respectively, during the six months ended April 30, 1997.


Per-Share Data and Ratios        Six months    Year ended
                                      ended    October 31
                                   April 30       -------   -------   -------   -------    -------
                                   1997 /1/          1996      1995      1994      1993       1992
                                    -------       -------   -------   -------   -------    -------
Net Asset Value, Beginning of
 Period                              $26.54          24.17   $21.60    $23.21    $21.29     $20.98
                                    -------       -------   -------   -------   -------    -------
 Income from Investment
  Operations:
  Net investment income                 .40           .84       .87       .88       .85        .87
  Net realized gain and change in
  unrealized appreciation on
  investments                          1.83           3.52     3.41      (.54)     2.89        .98
                                    -------       -------   -------   -------   -------    -------
   Total income from
 investment operations                 2.23          4.36      4.28       .34      3.74       1.85
                                    -------       -------   -------   -------   -------    -------
 Less Distributions:
  Dividends from net investment
 income                                (.41)         (.84)     (.84)     (.84)     (.85)      (.88)
  Distributions from net
 realized gains                       (1.61)        (1.15)     (.87)    (1.11)     (.97)      (.66)
                                    -------       -------   -------   -------   -------    -------
   Total distributions                (2.02)        (1.99)    (1.71)    (1.95)    (1.82)     (1.54)
                                    -------       -------   -------   -------   -------    -------
Net Asset Value, End of Period       $26.75        $26.54    $24.17    $21.60    $23.21     $21.29
                                    =======       =======   =======   =======   =======    =======

Total Return /2/                  8.79% /3/        18.89%    21.25%      1.75%    18.63%      9.43%


Ratios/Supplemental Data:
  Net assets, end of period (in
 millions)                           $8,305        $7,759    $6,552     $5,397    $5,283     $4,565
  Ratio of expenses to average
 net assets                        .29% /3/          .59%      .59%       .60%      .59%       .60%
  Ratio of net income to average
 net assets                       1.49% /3/         3.36%     3.92%      4.07%     3.83%      4.15%
  Average commissions paid
 per share /4/                      5.10 c        5.88 c    6.27 c    6.54 c    7.31 c     7.56 c
  Portfolio turnover rate         9.05% /e/        24.21%    23.31%     18.46%    22.48%     37.35%


/1/Unaudited

/2/Calculated without deducting a sales charge.
 The maximum sales charge is 5.75% of the fund's offering price.

/3/Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/4/Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of
 securities sold, and are not separately reflected in the
 fund's statement of operations.   Shares traded on a principal
 basis (without commissions), such as most over-the-counter
 and fixed-income transactions, are excluded.

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA SG/AL/3429
Lit. No. AMF-013-0697

Printed on recycled paper

[The American Funds Group (r)]